

# JONES APPAREL GROUP

2010 Second Quarter Earnings

July 28, 2010

# Forward Looking Statements

Certain statements contained herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding the Company's expected financial position, business and financing plans are forward-looking statements. The words "believes," "expects," "plans," "intends," "anticipates" and similar expressions identify forward-looking statements. Forward-looking statements also include representations of the Company's expectations or beliefs concerning future events that involve risks and uncertainties, including:

- those associated with the effect of national, regional and international economic conditions;
- lowered levels of consumer spending resulting from a general economic downturn or lower levels of consumer confidence;
- the tightening of the credit markets and the Company's ability to obtain capital on satisfactory terms;
- given the uncertain economic environment, the possible unwillingness of committed lenders to meet their obligations to lend to borrowers, in general;
- the performance of the Company's products within the prevailing retail environment;
- customer acceptance of both new designs and newly-introduced product lines;
- the Company's reliance on a few department store groups for large portions of the Company's business;
- the Company's ability to identify acquisition candidates and, in a competitive environment for such acquisitions, acquire such businesses on reasonable financial and other terms;
- the integration of the organizations and operations of any acquired businesses into the Company's existing organization and operations;
- consolidation of the Company's retail customers;
- financial difficulties encountered by the Company's customers;
- the effects of vigorous competition in the markets in which the Company operates;
- the Company's ability to attract and retain qualified executives and other key personnel;
- the Company's reliance on independent foreign manufacturers;
- changes in the costs of raw materials, labor, advertising and transportation;
- the general inability to obtain higher wholesale prices for the Company's products that the Company has experienced for many years;
- the uncertainties of sourcing associated with an environment in which general quota has expired on apparel products but litigation and political activity seeking to re-impose quotas have been initiated;
- the Company's ability to successfully implement new operational and financial computer systems; and
- the Company's ability to secure and protect trademarks and other intellectual property rights.

A further description of these risks and uncertainties and other important factors that could cause actual results to differ materially from the Company's expectations can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2009, including, but not limited to, the Statement Regarding Forward-Looking Disclosure and Item 1A-Risk Factors therein, and in the Company's other filings with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, such expectations may prove to be incorrect. The Company does not undertake to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

# Q2 Performance – Consolidated

| ($ in millions, except per share) | Q2-2010 | Q2-2009 |
|---|---|---|
| Total Revenue | $860 | $804 |
| Gross Profit | $318 | $282 |
| Gross Margin | 36.9% | 35.0% |
| SG&A | $241 | $232 |
| Operating Income | $77 | $50 |
| Net Income | $39 | $24 |
| Adjusted EPS | $0.45 | $0.29 |

- Revenue in line with expectations, increased from prior year 7.0%
- Gross margins improved by 190 basis points
- Revenue from e-commerce sites increased approximately 35.8% to $16 million
- Company operated retail segment improved results by $2 million in quarter, reflecting retail improvement plan
- Results include Stuart Weitzman from the date of acquisition (June 3, 2010).

**Amounts relate to adjusted results from continuing operations – see Appendix for reconciliation of GAAP to adjusted**

JAG

# Strong Financial Position

- Cash at quarter end: $133 million
- Inventory at quarter end: $415 million, down 3% from prior year
- $650 million credit facility undrawn at 07/03/10
  - On 6/29/10 announced the amendment and extension of the credit facility to mature 5/13/15
- Quarterly dividend: $0.05 per share
- Second quarter 2010 capital expenditures: $7 million

JAG

# Segment Performance [1]

| *($ in millions)* | Q2 - 2010 | Q2 - 2009 | Q2 YTD - 2010 | Q2 YTD - 2009 |
|---|---|---|---|---|
| Revenue - | | | | |
| Wholesale Better Apparel | $261 | $232 | $581 | $563 |
| Wholesale Jeanswear | $191 | $222 | $412 | $453 |
| Wholesale Footwear & Accessories | $265 | $196 | $507 | $433 |
| Retail | $178 | $184 | $320 | $325 |
| Operating Profit - | | | | |
| Wholesale Better Apparel | $38 | $20 | $98 | $72 |
| Wholesale Jeanswear | $19 | $24 | $55 | $46 |
| Wholesale Footwear & Accessories | $27 | $9 | $51 | $29 |
| Retail | $5 | $3 | ($18) | ($32) |
| Operating Margin - | | | | |
| Wholesale Better Apparel | 14.5% | 8.6% | 16.8% | 12.8% |
| Wholesale Jeanswear | 9.9% | 10.7% | 13.4% | 10.3% |
| Wholesale Footwear & Accessories | 10.2% | 4.8% | 10.1% | 6.8% |
| Retail | 2.7% | 1.5% | -5.7% | -9.9% |

(1) Results include intersegment sales and margin for the wholesale segments.

JAG

Amounts relate to adjusted results from continuing operations – see Appendix for reconciliation of GAAP to adjusted

# 2010 Guidance

| *($ in millions)* | **Revenue** |
|---|---|
| Wholesale Better Apparel | $1,110 - $1,140 |
| Wholesale Jeanswear | $800 - $830 |
| Wholesale Footwear and Accessories | $1,150 - $1,180 |
| Retail | $700 – $720 |
| Licensing, Other and Eliminations | ($150) – ($170) |
| Total Company | $3,610 - $3,700 |
| Interest Expense | ~ $46 Million |
| Equity in Losses of Unconsolidated Affiliate | ~ ($1) Million |
| Effective Tax Rate | ~ 37.0 % |
| Depreciation and Amortization | ~ $110 Million |
| % of Net Earnings Applicable to Common Equity | ~ 95.5% |
| Income Attributable to Noncontrolling Interest | ~ ($1) Million |
| Weighted Average Shares | ~ 83 Million |
| Capital Expenditures | ~ $50-$55 Million |

# Full Year Brand Contribution


2010 Projected Revenues*
Jones New York
20%
Easy Spirit
7%
Gloria
Vanderbilt
7%
Anne Klein
6%
Stuart
Weitzman
6%
I.e.i.
5%
Bandolino
4%
Kasper
3%
Energie
3%
Other
16%
Nine West
23%

*Proforma including Stuart Weitzman for the full year.

# Full Year Distribution Channels



2010 Projected Revenues*
Upscale Department Stores 5%
Discounters 8%
Department Stores 43%
Mass Markets 12%
Mid-tier Chains 12%
Company Operated Retail 20%

JAG

*Proforma including Stuart Weitzman for the full year.

# Q2 2010 Reconciliation GAAP to Adjusted

($ in millions)

| | GAAP | | Adjustments | | | Adjusted | |
|---|---|---|---|---|---|---|---|
| **Q2 2010 Net Revenues** | | | | | | | |
| Wholesale Better Apparel | $ | 261 | $ | - | | $ | 261 |
| Wholesale Jeanswear | | 191 | | - | | | 191 |
| Wholesale Footwear & Accessories | | 265 | | - | | | 265 |
| Retail | | 178 | | - | | | 178 |
| Licensing, Other and Eliminations | | (35) | | - | | | (35) |
| Total Company | $ | 860 | $ | - | | $ | 860 |
| **Q2 2010 Gross Profit** | $ | 317 | $ | 1 | (c) | $ | 318 |
| **Q2 2010 SG&A** | $ | 262 | $ | (21) | (a-e) | $ | 241 |
| **Q2 2010 Operating Income** | | | | | | | |
| Wholesale Better Apparel | $ | 32 | $ | 6 | (b,d) | $ | 38 |
| Wholesale Jeanswear | | 13 | | 6 | (b,c) | | 19 |
| Wholesale Footwear & Accessories | | 22 | | 5 | (b-d) | | 27 |
| Retail | | 5 | | - | (a-c) | | 5 |
| Licensing, Other and Eliminations | | (17) | | 5 | (c,e) | | (12) |
| Total Segment Income | $ | 55 | $ | 22 | | $ | 77 |
| Net Income allocated to Common Equity | $ | 25 | $ | 12 | | $ | 37 |
| Net Income allocated to Participating Shares | $ | 1 | $ | 1 | | $ | 2 |
| Total allocated net income | $ | 26 | $ | 13 | | $ | 39 |

(a) Includes severance, fixed asset impairment and other charges and credits related to the closure of underperforming retail locations announced in April 2009.

(b) Includes severance related to the restructuring of our costume jewelry business, severance associated with the closure of the Texas warehouse, and severance related to other cost saving initiatives.

(c) Includes costs related to the exit from or restructuring of our moderate sportswear and certain other product lines, expenses associated with the closure of the Texas warehouse, and other charges not considered by management to be part of ongoing operations.

(d) Includes the amortization of the acquired order backlog from the acquisitions of Robert Rodriguez and Stuart Weitzman and the fair value adjustment of the contingent consideration payable for the Robert Rodriguez acquisition.

(e) Includes investment consulting fees, legal fees, accounting fees and other items related to the completed transactions and other business development activities.

# Q2 2009 Reconciliation GAAP to Adjusted

*($ in millions)*

| | GAAP | | Adjustments | | | Adjusted | |
|---|---|---|---|---|---|---|---|
| **Q2 2009 Net Revenues** | | | | | | | |
| Wholesale Better Apparel | $ | 232 | $ | - | | $ | 232 |
| Wholesale Jeanswear | | 222 | | - | | | 222 |
| Wholesale Footwear & Accessories | | 196 | | - | | | 196 |
| Retail | | 184 | | - | | | 184 |
| Licensing, Other and Eliminations | | (30) | | - | | | (30) |
| Total Company | $ | 804 | $ | - | | $ | 804 |
| **Q2 2009 Gross Profit** | $ | 282 | $ | - | | $ | 282 |
| **Q2 2009 SG&A** | $ | 240 | $ | (8) | (a-c) | $ | 232 |
| **Q2 2009 Operating (Loss) Income** | | | | | | | |
| Wholesale Better Apparel | $ | 20 | $ | - | | $ | 20 |
| Wholesale Jeanswear | | 23 | | 1 | (a) | | 24 |
| Wholesale Footwear & Accessories | | 3 | | 6 | (b) | | 9 |
| Retail | | 2 | | 1 | (c) | | 3 |
| Licensing, Other and Eliminations | | (6) | | - | | | (6) |
| Total Segment Income | $ | 42 | $ | 8 | | $ | 50 |
| Extinguishment of Debt | $ | (2) | $ | 2 | (d) | $ | - |
| Interest Expense | $ | (20) | $ | 8 | (e) | $ | (12) |
| Net Income allocated to Common Equity | $ | 12 | $ | 11 | | $ | 23 |
| Net Income allocated to Participating Shares | $ | 1 | $ | - | | $ | 1 |
| Total allocated net income | $ | 13 | $ | 11 | | $ | 24 |

(a) Includes costs related to the exit from or restructuring of our moderate sportswear and certain other product lines, and other charges not considered by management to be part of ongoing operations.

(b) Includes severance related to the restructuring of our costume jewelry business, certain charges associated with the bankruptcy of former U.K. licensee, severance related to other cost saving initiatives, and other charges not considered by management to be part of ongoing operations.

(c) Includes severance, fixed asset impairment and other charges and credits related to the closure of underperforming retail locations announced in April 2009.

(d) Represents the loss and costs associated with the repurchase of 4.250% Senior Notes.

(e) Includes the write-off of deferred financing fees related to our prior revolving credit facility upon extinguishment.

JAG

# Q2 YTD 2010 Reconciliation GAAP to Adjusted

*($ in millions)*

| | GAAP | Adjustments | | Adjusted |
|---|---|---|---|---|
| **FY 2010 Net Revenues** | | | | |
| Wholesale Better Apparel | $ 581 | $ - | | $ 581 |
| Wholesale Jeanswear | 412 | - | | 412 |
| Wholesale Footwear & Accessories | 507 | - | | 507 |
| Retail | 320 | - | | 320 |
| Licensing, Other and Eliminations | (73) | - | | (73) |
| Total Company | $ 1,747 | $ - | | $ 1,747 |
| **FY 2010 Gross Profit** | $ 643 | $ 1 | (c) | $ 644 |
| **FY 2010 SG&A** | $ 512 | $ (24) | (a-e) | $ 488 |
| **FY 2010 Operating Income** | | | | |
| Wholesale Better Apparel | $ 89 | $ 9 | (b,d) | $ 98 |
| Wholesale Jeanswear | 50 | 5 | (b,c) | 55 |
| Wholesale Footwear & Accessories | 46 | 5 | (b-d) | 51 |
| Retail | (18) | - | (a-c) | (18) |
| Licensing, Other and Eliminations | (36) | 6 | (c,e) | (30) |
| Total Segment Income | $ 131 | $ 25 | | $ 156 |
| Net Income allocated to Common Equity | $ 62 | $ 14 | | $ 76 |
| Net Income allocated to Participating Shares | $ 3 | $ 1 | | $ 4 |
| Total allocated net income | $ 65 | $ 15 | (f) | $ 80 |

(a) Includes severance, fixed asset impairment and other charges and credits related to the closure of underperforming retail locations announced in April 2009.

(b) Includes severance related to the restructuring of our costume jewelry business, severance associated with the closure of the Texas warehouse, and severance related to other cost saving initiatives.

(c) Includes costs related to the exit from or restructuring of our moderate sportswear and certain other product lines, expenses associated with the closure of the Texas warehouse, and other charges not considered by management to be part of ongoing operations.

(d) Includes the amortization of the acquired order backlog from the acquisitions of Robert Rodriguez and Stuart Weitzman and the fair value adjustment of the contingent consideration payable for the Robert Rodriguez acquisition.

(e) Includes investment consulting fees, legal fees, accounting fees and other items related to the completed transactions and other business development activities.

# Q2 YTD 2009 Reconciliation GAAP to Adjusted

($ in millions)

| | GAAP | Adjustments | | Adjusted |
|---|---|---|---|---|
| **FY 2009 Net Revenues** | | | | |
| Wholesale Better Apparel | $ 563 | $ - | | $ 563 |
| Wholesale Jeanswear | 451 | 2 | (a) | 453 |
| Wholesale Footwear & Accessories | 433 | - | | 433 |
| Retail | 325 | - | | 325 |
| Licensing, Other and Eliminations | (77) | - | | (77) |
| Total Company | $ 1,695 | $ 2 | | $ 1,697 |
| **FY 2009 Gross Profit** | $ 575 | $ 3 | (a) | $ 578 |
| **FY 2009 SG&A** | $ 519 | $ (40) | (a-c) | $ 479 |
| **FY 2009 Operating (Loss) Income** | | | | |
| Wholesale Better Apparel | $ 69 | $ 3 | (a) | $ 72 |
| Wholesale Jeanswear | 40 | 6 | (a) | 46 |
| Wholesale Footwear & Accessories | 19 | 10 | (b) | 29 |
| Retail | (56) | 24 | (c) | (32) |
| Licensing, Other and Eliminations | (16) | - | | (16) |
| Total Segment (Loss) Income | $ 56 | $ 43 | | $ 99 |
| Extinguishment of Debt | $ (2) | $ 2 | (d) | $ - |
| Interest Expense | $ (33) | $ 8 | (e) | $ (25) |
| Net (Loss) Income allocated to Common Equity | $ 13 | $ 33 | | $ 46 |
| Net (Loss) Income allocated to Participating Shares | $ - | $ 2 | | $ 2 |
| Total allocated net (loss) income | $ 13 | $ 35 | (f) | $ 48 |

(a) Includes costs related to the exit from or restructuring of our moderate sportswear and certain other product lines, and other charges not considered by management to be part of ongoing operations.

(b) Includes severance related to the restructuring of our costume jewelry business, certain charges associated with the bankruptcy of former U.K. licensee, severance related to other cost saving initiatives, and other charges not considered by management to be part of ongoing operations.

(c) Includes severance, fixed asset impairment and other charges and credits related to the closure of underperforming retail locations announced in April 2009.

(d) Represents the loss and costs associated with the repurchase of 4.250% Senior Notes.

(e) Includes the write-off of deferred financing fees related to our prior revolving credit facility upon extinguishment.